                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3657

                      SCUDDER STATE TAX-FREE INCOME SERIES
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       2/29/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Florida Tax-Free Income Fund

Semiannual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment, may be worth more or less than its original cost. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. Moreover, although the fund seeks income that is federally tax free, a portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 3-, 5- and 10-year periods shown for Class A shares and the returns during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Although the Fund seeks income that is federally tax free, a portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder Florida Tax-Free Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	6.01%	5.56%	6.54%	5.39%	5.83%
Class B	5.60%	4.70%	5.66%	4.51%	4.95%
Class C	5.74%	4.74%	5.64%	4.50%	4.96%
Lehman Brothers Municipal Bond Index+	6.52%	6.30%	6.93%	6.11%	6.40%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/29/04	$ 10.76	$ 10.75	$ 10.75
8/31/03	$ 10.36	$ 10.34	$ 10.34
Distribution Information: Six Months: Income Dividends as of 2/29/04	$ .22	$ .18	$ .18
February Income Dividend	$ .0361	$ .0312	$ .0301
SEC 30-day Yield++ as of 2/29/04	2.81%	2.37%	2.23%
Tax Equivalent Yield++ as of 2/29/04	4.32%	3.65%	3.43%
Current Annualized Distribution Rate++ as of 2/29/04 (based on Net Asset Value)	4.22%	3.65%	3.52%

++ The SEC yield is net investment income per share earned over the month ended February 29, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 29, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Florida Municipal Debt Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	21	of	62	34
3-Year	11	of	61	18
5-Year	13	of	59	22
10-Year	9	of	33	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Florida Tax-Free Income Fund - Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder Florida Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,081	$11,550	$12,416	$16,836
	Average annual total return	.81%	4.92%	4.42%	5.35%
Class B	Growth of $10,000	$10,170	$11,597	$12,367	$16,208
	Average annual total return	1.70%	5.06%	4.34%	4.95%
Class C	Growth of $10,000	$10,370	$11,671	$12,336	$16,066
	Average annual total return	3.70%	5.29%	4.29%	4.86%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,630	$12,227	$13,450	$18,600
	Average annual total return	6.30%	6.93%	6.11%	6.40%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least 2 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Florida Tax-Free Income Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Will you describe the general market environment during the semiannual period ended February 29, 2004?

A: After a volatile summer, the bond market regained its footing during the six-month period ended February 29, 2004. While the overall bond market turned in solid results, municipal bonds performed even more strongly. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, rose 6.52% for the six- month period ended February 29, 2004. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.92% for the same period.1

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

The municipal bond market rallied for a few reasons. First, it appeared that previous concerns about the condition of states and municipalities' coffers faded during the period. In addition, the Federal Reserve Board (the Fed) made no changes to the federal funds rate, the benchmark for market interest rates, which helped to calm investors' fears of rising interest rates. Throughout the period, the Fed also stated that it believed that inflation would likely remain in check for some time, which also soothed investors' worries about rising interest rates. A rise in interest rates would cause the price of a bond in the market to fall, which would make bonds a less attractive security to own.

The municipal bond yield curve flattened over the course of the semiannual period, with overall declines in yields.

Municipal bond yield curve (as of 8/31/03 and 2/29/04)

Maturity

Source: Municipal Market Data

(See the graph above for municipal bond yield changes from the beginning to the end of the period.) The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A flattening of the curve means that the difference in yields between longer-term and shorter-term maturities decreases, while a steepening of the curve indicates the reverse.

Q: Will you discuss municipal bond supply and demand in the period and its importance in the bond market?

A: Throughout much of 2003, states deluged the market with record levels of new issues, which were brought to market to help make up for revenue shortfalls and refinance old debt at lower rates. Supply became somewhat less abundant toward the final months of 2003 and continuing into early 2004, as states completed much of the refinancing and new issuance that they needed. Because concerns about an imminent rise in interest rates remained muted, demand for municipal bonds was normal among retail and institutional investors. This combination of falling supply and good demand helped municipal bonds outperform many taxable alternatives.

Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or an increase in supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

Q: How did Scudder Florida Tax-Free Income Fund perform for the six-month period ended February 29, 2004?

A: In the period, Scudder Florida Tax-Free Income Fund posted strong absolute and relative results and outpaced its average Lipper peer. The fund's total cumulative return of 6.01% (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance) outperformed the fund's average peer in the Lipper Florida Debt Funds category, which gained 5.67%.2 However, the fund lagged the 6.52% returned by its benchmark, the unmanaged Lehman Brothers Municipal Bond Index. (Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

2 The Lipper Florida Debt Funds category comprises funds that limit their assets to those securities that are exempt from taxation in Florida.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: For the period, about 41% of the fund's assets were invested in bonds with maturities over 10 years. This area of the municipal bond yield curve outperformed shorter-maturity bonds overall, which aided the fund's absolute and relative results. Tobacco-settlement bonds lagged during the period as litigation concerns increased, and our exposure there held back returns slightly.

The fund also benefited from our avoidance of currently callable bonds. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." When lending rates go down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means buying other municipal bonds at the lower rates.

Overall, we continue to believe that tax-free bonds are attractive on an after-tax basis versus US Treasuries and other taxable bonds with similar maturities.

Q: Will you explain your views on Florida's municipal bond market during the period?

A: We believe the state of Florida is in good shape. It is currently rated AA+ by Standard & Poor's Corporation and Aa2 by Moody's Investors Service, Inc.3 Historically, Florida has been fairly conservative with its finances, and that trend continues. The state ended its fiscal year 2003 with a surplus, and the market is expecting that to be the case in 2004 as well. Although its debt levels have risen in recent years, we believe that debt has been carefully managed and remains at levels that can be afforded given the state's expected revenues.

3 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk. Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. US Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Florida relies on a service-based economy driven by tourism, which continues to show growth that outpaces that of the national economy. The state's unemployment rate is lower than the national average, and following the recent economic recovery, employment growth has reverted to more normal levels. Overall, we believe Florida's current economic situation is solid.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Portfolio Composition	2/29/04	8/31/03

Revenue Bonds	70%	67%
US Government Secured	23%	23%
General Obligation Bonds	7%	10%
	100%	100%

Quality	2/29/04	8/31/03

AAA	73%	71%
AA	12%	13%
A	6%	7%
BBB	4%	4%
Not Rated	5%	5%
	100%	100%

Effective Maturity	2/29/04	8/31/03

1-10 years	59%	50%
11-20 years	41%	50%
	100%	100%

Interest Rate Sensitivity	2/29/04	8/31/03

Average Maturity	9.2 years	10.9 years
Duration	6.5 years	6.7 years

Portfolio composition, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of February 29, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Florida 92.0%
Broward County, Airport Revenue, Airport Systems Revenue, Series E, AMT, 5.25%, 10/1/2012 (b)	1,000,000	1,115,680
Dade County, County (GO) Lease, Governmental Leasing Corp., Series C, 9.0%, 4/1/2020	1,025,000	1,058,507
Dade County, Water & Sewer System, 6.25%, 10/1/2011 (b)	500,000	616,415
Escambia County, Hospital & Healthcare Revenue, 5.95%, 7/1/2020 (b)	1,000,000	1,056,570
Florida, Capital Projects Finance Authority, Glenridge on Palmer Ranch, Series C, 0.98%*, 6/1/2012 (c)	400,000	400,000
Florida, Higher Education Revenue, University Athletic Association, Inc., 1.0%*, 2/1/2020 (c)	200,000	200,000
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	750,000	934,448
Florida, Municipal Power Agency Revenue, Tri-City Project, Series A, 5.0%, 10/1/2019 (b)	500,000	546,795
Florida, Pollution Control Revenue, Water Pollution Control Financing Authority, 5.5%, 1/15/2014	1,000,000	1,155,550
Florida, Public Housing Revenue, Homeowner Mortgage, Series 7, AMT, 5.2%, 1/1/2031 (b)	1,180,000	1,225,819
Florida, State GO, Loan Council, Series A, 5.25%, 5/1/2019 (b)	1,000,000	1,109,370
Florida, State GO, State Board of Education, Series D, 5.375%, 6/1/2019	1,000,000	1,117,100
Florida, Village Center Community Development District, Utilities Revenue, 6.0%, 11/1/2018 (b)	1,250,000	1,544,675
Fort Pierce, FL, Electric Revenue, Zero Coupon, 10/1/2018 (b)	2,000,000	1,071,080
Gainesville, FL, Electric Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,689,964
Highlands County, Hospital & Healthcare Revenue, 5.25%, 11/15/2020	1,000,000	1,035,360
Hillsborough County, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	1,003,740
Hillsborough County, Industrial Development Authority Revenue, University Community Hospital Project, Series A, 6.5%, 8/15/2019 (b)	1,000,000	1,276,200
Hillsborough County, Sales & Special Tax Revenue, School District, 5.375%, 10/1/2016 (b)	1,000,000	1,138,350
Jacksonville, FL, Sales & Special Tax Revenue, Local Government, 5.5% , 10/1/2018 (b)	1,000,000	1,189,680
Lakeland, FL, Hospital & Healthcare Revenue, 5.5%, 11/15/2032	1,000,000	1,036,080
Marion County, Hospital & Healthcare Revenue, 5.625%, 10/1/2019	1,000,000	1,054,490
Melbourne, FL, Water & Sewer Revenue, Zero Coupon, 10/1/2016 (b)	1,350,000	820,301
Miami Beach, FL, Water & Sewer Revenue, 5.75%, 9/1/2017 (b)	725,000	849,932
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	945,000	965,592
North Miami, FL, Higher Education Revenue, Johnson & Wales University Project:
Series A, 6.1%, 4/1/2013	1,285,000	1,316,495
Series A, 6.125%, 4/1/2020	1,500,000	1,536,795
Orange County, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25% , 10/1/2016 (b)	2,120,000	2,698,400
Orange County, Hospital & Healthcare Revenue, Health Facilities Authority, Orlando Regional Healthcare:
5.75%, 12/1/2032	1,000,000	1,052,230
Series A, 6.25% , 10/1/2016 (b)	880,000	1,108,307
Series A, 6.25%, 10/1/2018 (b)	500,000	624,390
Orlando, FL, Airport Revenue:
Series A, 5.0%, 10/1/2018 (b)	250,000	273,397
AMT, 5.75%, 10/1/2011 (b)	1,690,000	1,961,769
Orlando, FL, Electric Revenue, Community Utilites, 6.75% , 10/1/2017	3,000,000	3,854,490
Orlando, FL, Other (REV) Lease, Capital Improvements, Series A, 4.75%, 10/1/2022	1,600,000	1,637,408
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	504,210
Orlando, FL, Transportation/Tolls Revenue, Expressway Authority, 6.5%, 7/1/2012 (b)	1,000,000	1,254,530
Palm Beach County, Airport Revenue, Airport System, 5.75%, 10/1/2014 (b)	1,000,000	1,216,020
Palm Beach County, Project Revenue, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (b)	110,000	146,545
Pensacola, FL, Hospital & Healthcare Revenue, Daughters of Charity National Healthcare, Prerefunded, 5.25%, 1/1/2011	2,200,000	2,231,570
Seminole County, Sales & Special Tax Revenue, 5.375%, 10/1/2019 (b)	1,000,000	1,117,900
South Miami, FL, Hospital & Healthcare Revenue, Hospital Revenue, Baptist Health South Florida Group, 5.25%, 11/15/2033	500,000	515,250
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5% , 10/1/2018 (b)	2,500,000	2,946,450
Tallahassee, FL, Electric Revenue, Energy Systems, Series A, 5.25%, 10/1/2014 (b)	1,000,000	1,168,730
Tallahassee, FL, Electric Revenue, Energy Systems Revenue, 5.5%, 10/1/2016 (b)	1,005,000	1,189,669
Tampa Bay, FL, Sales & Special Tax Revenue, Tampa Bay Arena Project, 5.75%, 10/1/2020 (b)	2,075,000	2,507,969
Tampa Bay, FL, Water & Sewer Revenue, Prerefunded, 5.625%, 10/1/2013 (b) (d)	1,850,000	2,210,843
Tampa, FL, Electric Revenue, Zero Coupon, 10/1/2014 (b) (d)	3,165,000	2,116,372
Tampa, FL, Industrial Development Revenue, Occupational License Tax, Series A, 5.375%, 10/1/2017 (b)	1,000,000	1,135,320
Tampa, FL, Sales & Special Tax Revenue, Series A, 5.375%, 10/1/2017 (b)	500,000	564,625
Westchase, FL, Special Assessment Revenue, Community Development District, 5.8%, 5/1/2012 (b)	2,975,000	3,296,240
		65,397,622
California 0.3%
California, Golden State TOB Securitization Corp., California TOB Settlement Revenue, Series A-1, 6.625%, 6/1/2040	250,000	241,980
New Jersey 1.3%
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,000,000	939,600
Puerto Rico 5.4%
Puerto Rico Commonwealth, Sales & Special Tax Revenue, Inverse Floater, 10.728%, 7/1/2016 ** (b)	1,000,000	1,491,900
Puerto Rico Commonwealth, State GO, 6.25%, 7/1/2013 (b)	1,850,000	2,310,169
		3,802,069
Virgin Islands 1.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	600,000	688,344
Total Investment Portfolio - 100.0% (Cost $62,770,492) (a)		71,069,615

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of February 29, 2004.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $1,491,900 and aggregating 2.1% of net assets, are shown at their current rate as of February 29, 2004.
(a) The cost for federal income tax purposes was $62,529,788. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $8,539,827. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,568,585 and aggregated gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,758.
(b) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	14.2%
FGIC	Financial Guaranty Insurance Company	18.1%
FSA	Financial Security Assurance	26.4%
MBIA	Municipal Bond Investors Assurance	4.5%

(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At February 29, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 29, 2004, open futures contracts sold were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year CBT Swap Future	3/15/04	5	549,745	564,063	(14,318)
10 Year CBT US Treasury Note	3/22/04	93	10,398,005	10,729,875	(331,870)
Total net unrealized depreciation on open futures contracts					(346,188)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $62,770,492)	$ 71,069,615
Cash	2,032
Interest receivable	1,170,190
Receivable for Fund shares sold	49,493
Total assets	72,291,330
Liabilities
Dividends payable	49,307
Payable for Fund shares redeemed	40,702
Payable for daily variation margin on open futures contracts	43,500
Accrued management fee	31,204
Other accrued expenses and payables	41,880
Total liabilities	206,593
Net assets, at value	$ 72,084,737
Net Assets
Net assets consist of: Undistributed net investment income	$ 33,294
Net unrealized appreciation (depreciation) on: Investments	8,299,123
Futures	(346,188)
Accumulated net realized gain (loss)	(1,518,780)
Paid-in capital	65,617,288
Net assets, at value	$ 72,084,737

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($65,982,532 / 6,130,550 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.76
Maximum offering price per share (100 / 95.50 of $10.76)	$ 11.27
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,761,729 / 350,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.75
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($2,340,476 / 217,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.75
Maximum offering price per share (100 / 99.00 of $10.75)	$ 10.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004 (Unaudited)
Investment Income
Income: Interest	$ 1,830,076
Expenses: Management fee	194,887
Administrative fee	6,090
Distribution service fees	85,455
Services to shareholders	12,480
Custodian	1,462
Auditing	16,752
Legal	5,170
Reports to shareholders	4,855
Registration fees	10,028
Trustee's fees and expenses	4,530
Other	3,541
Total expenses before expense reductions	345,250
Expense reductions	(5,787)
Total expenses, after expense reductions	339,463
Net investment income	1,490,613
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,150
Futures	273,785
285,935
Net unrealized appreciation (depreciation) during the period on: Investments	3,401,839
Futures	(978,131)
2,423,708
Net gain (loss) on investment transactions	2,709,643
Net increase (decrease) in net assets resulting from operations	$ 4,200,256

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003
Operations: Net investment income	$ 1,490,613	$ 3,088,216
Net realized gain (loss) on investment transactions	285,935	(325,533)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,423,708	(1,183,311)
Net increase (decrease) in net assets resulting from operations	4,200,256	1,579,372
Distributions to shareholders from: Net investment income: Class A	(1,347,182)	(2,825,535)
Class B	(68,749)	(176,752)
Class C	(31,230)	(42,619)
Fund share transactions: Proceeds from shares sold	3,445,695	13,349,540
Reinvestment of distributions	799,762	1,688,414
Cost of shares redeemed	(5,455,414)	(17,828,411)
Net increase (decrease) in net assets from Fund share transactions	(1,209,957)	(2,790,457)
Increase (decrease) in net assets	1,543,138	(4,255,991)
Net assets at beginning of period	70,541,599	74,797,590
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $33,294 and $10,158, respectively)	$ 72,084,737	$ 70,541,599

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 10.56	$ 10.40	$ 9.85	$ 9.72	$ 10.62
Income (loss) from investment operations: Net investment income	.23	.44	.45	.46	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.39	(.21)	.15	.57	.13	(.68)
Total from investment operations	.62	.23	.60	1.03	.58	(.21)
Less distributions from: Net investment income	(.22)	(.43)	(.44)	(.48)	(.45)	(.47)
Net realized gains on investment transactions	-	-	-	-	-	(.22)
Total distributions	(.22)	(.43)	(.44)	(.48)	(.45)	(.69)
Net asset value, end of period	$ 10.76	$ 10.36	$ 10.56	$ 10.40	$ 9.85	$ 9.72
Total Return (%)[c]	6.01**	2.21	6.05	10.77	6.15	(2.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	64	68	66	70	85
Ratio of expenses before expense reductions (%)	.91*	.84	.89	.91[d]	1.00	.88
Ratio of expenses after expense reductions (%)	.91*	.84	.89	.89[d]	.99	.88
Ratio of net investment income (%)	4.25*	4.16	4.38	4.67	4.80	4.57
Portfolio turnover rate (%)	12*	42	14	13	21	56
[a] For the six months ended February 29, 2004 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 4.33% to 4.38%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .87%, respectively.
* Annualized ** Not annualized

The accompanying notes are an integral part of the financial statements.

Class B
Years Ended August 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.54	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Income (loss) from investment operations: Net investment income	.20	.35	.37	.38	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.39	(.21)	.14	.56	.12	(.67)
Total from investment operations	.59	.14	.51	.94	.50	(.28)
Less distributions from: Net investment income	(.18)	(.34)	(.35)	(.39)	(.38)	(.39)
Net realized gains on investment transactions	-	-	-	-	-	(.22)
Total distributions	(.18)	(.34)	(.35)	(.39)	(.38)	(.61)
Net asset value, end of period	$ 10.75	$ 10.34	$ 10.54	$ 10.38	$ 9.83	$ 9.71
Total Return (%)[c]	5.60d**	1.35	5.16	9.77	5.32	(2.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5	6	6	6
Ratio of expenses before expense reductions (%)	1.73*	1.69	1.71	1.79[e]	1.77	1.69
Ratio of expenses after expense reductions (%)	1.49*	1.69	1.71	1.74[e]	1.76	1.69
Ratio of net investment income (%)	3.67*	3.31	3.56	3.82	4.03	3.76
Portfolio turnover rate (%)	12*	42	14	13	21	56
[a] For the six months ended February 29, 2004 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.75% and 1.73%, respectively.
* Annualized ** Not annualized

The accompanying notes are an integral part of the financial statements.

Class C
Years Ended August 31,	2004[a]	2003	2002[b]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.34	$ 10.55	$ 10.38	$ 9.83	$ 9.71	$ 10.60
Income (loss) from investment operations: Net investment income	.19	.35	.37	.37	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.40	(.22)	.14	.56	.12	(.67)
Total from investment operations	.59	.13	.51	.93	.50	(.28)
Less distributions from: Net investment income	(.18)	(.34)	(.34)	(.38)	(.38)	(.39)
Net realized gains on investment transactions	-	-	-	-	-	(.22)
Total distributions	(.18)	(.34)	(.34)	(.38)	(.38)	(.61)
Net asset value, end of period	$ 10.75	$ 10.34	$ 10.55	$ 10.38	$ 9.83	$ 9.71
Total Return (%)[c]	5.74d**	1.25	5.12	9.69	5.34	(2.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1.9		1	1
Ratio of expenses before expense reductions (%)	1.73*	1.68	1.70	1.97[e]	1.74	1.68
Ratio of expenses after expense reductions (%)	1.63*	1.68	1.70	1.84[e]	1.73	1.68
Ratio of net investment income (%)	3.53*	3.32	3.57	3.73	4.06	3.76
Portfolio turnover rate (%)	12*	42	14	13	21	56
[a] For the six months ended February 29, 2004 (Unaudited).
[b] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.005, decrease net realized and unrealized gain (loss) per share by $.005, and increase the ratio of net investment income to average net assets from 3.52% to 3.57%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.85% and 1.83%, respectively.
* Annualized ** Not annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Florida Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $992,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($239,000), August 31, 2009 ($713,000) and August 31, 2010 ($40,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, will be at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $4,275,000 and $6,127,500, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 29, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.10%, 0.15% and 0.125% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated on September 30, 2003 and the Fund directly bears the cost of expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, organization and offering expenses).

In addition, for the period October 1, 2003 through February 29, 2004, the Fund's advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.48% and 1.62% for Classes B and C, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For the period September 1, 2003 to September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 5,352
Class B	567
Class C	171
$ 6,090

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through February 29, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at February 29, 2004
Class A	$ 11,467	$ -	$ 12,224
Class B	738	738	1,174
Class C	245	245	348
	$ 12,450	$ 983	$ 13,746

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at February 29, 2004
Class B	$ 14,710	$ 4,076	$ -
Class C	6,878	688	675
	$ 21,588	$ 4,764	$ 675

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2004	Effective Rate
Class A	$ 56,893	$ 10,438.19%
Class B	4,696	2,723.24%
Class C	2,278	1,261.25%
	$ 63,867	$ 14,422

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended February 29, 2004 aggregated $6,666. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 29, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2004, the CDSC for Class B and C shares was $11,076 and $250, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2004, SDI received $1,979.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 29, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $40 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	213,411	$ 2,247,120	1,045,886	$ 11,015,279
Class B	38,042	402,537	132,967	1,416,857
Class C	74,974	796,038	86,252	917,404
		$ 3,445,695		$ 13,349,540
Shares issued to shareholders in reinvestment of distributions
Class A	71,400	$ 757,506	150,582	$ 1,588,358
Class B	2,149	22,752	6,863	72,267
Class C	1,838	19,504	2,637	27,789
		$ 799,762		$ 1,688,414
Shares redeemed
Class A	(364,709)	$ (3,853,466)	(1,464,915)	$ (15,394,782)
Class B	(130,707)	(1,380,555)	(207,709)	(2,188,643)
Class C	(21,005)	(221,393)	(22,868)	(244,986)
		$ (5,455,414)		$ (17,828,411)
Net increase (decrease)
Class A	(79,898)	$ (848,840)	(268,447)	$ (2,791,145)
Class B	(90,516)	(955,266)	(67,879)	(699,519)
Class C	55,807	594,149	66,021	700,207
		$ (1,209,957)		$ (2,790,457)

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KFLAX	KFLBX	KFLCX
CUSIP Number	811204-205	811204-809	811204-882
Fund Number	27	227	327

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Florida Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Florida Tax-Free Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
                                    ---------------------------